UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2013

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 7, 2013, The LGL Group, Inc. (the "Company") announced that its Board of Directors appointed R. LaDuane Clifton to serve as the Company's Chief Financial Officer effective December 17, 2012.  Mr. Clifton continues to serve as the Company's principal financial officer.  Previously, Mr. Clifton, age 40, served as the Company's Chief Accounting Officer since March 2010, and as the Company's Corporate Controller from August 2009 to March 2010.  Mr. Clifton also was a Member of the Audit Committee of Community First Credit Union of Florida from September 2008 to July 2010, the Chief Financial Officer of a21, Inc., a publicly-held holding company with businesses in stock photography and an online retailer and manufacturer of framed art, from August 2008 to August 2009, Corporate Controller of a21, Inc. from March 2007 to August 2008, and an Auditor with KPMG LLP, an international accounting firm, from August 2004 to March 2007.  Commensurate with his new position, Mr. Clifton's base salary was increased to $165,000.  He remains employed by the Company on an "at will" basis and is eligible to receive annual bonuses at the discretion of the Compensation Committee of the Company's Board of Directors.
On January 7, 2013, the Company also announced that its Board of Directors appointed James L. Williams to serve as the Company's Corporate Controller and its principal accounting officer effective January 2, 2013.  Previously, Mr. Williams, age 59, was Director of Accounting for ABM Industries, Inc., a publicly-held facility management services provider, from October 2009 to October 2011, Chief Financial Officer of Southeastern U.S. Insurance, a provider of workers' compensation insurance, from August 2006 to February 2009, Corporate Accounting Controller at Georgia-Pacific Corporation, one of the world's leading manufacturers of forest-based products, from August 2004 to August 2006, and Segment Audit Director at Georgia-Pacific Corporation from January 2001 to August 2004.  Mr. Williams is employed by the Company on an "at will" basis, receives an annual base salary of $110,000, and is eligible to receive annual bonuses at the discretion of the Compensation Committee of the Company's Board of Directors.
Item 8.01.                          Other Events.
On January 7, 2013, the Company issued a press release announcing the abovementioned appointments of Mr. Clifton and Mr. Williams.  A copy of the press release is attached as Exhibit 99.1 hereto.
Item 9.01.                          Financial Statements and Exhibits.
(d)            Exhibits
Exhibit No.	Description
99.1	Press release dated January 7, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 7, 2013	THE LGL GROUP, INC.

	By:	/s/ R. LaDuane Clifton
		Name:	R. LaDuane Clifton
		Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated January 7, 2013.